April 18, 2008


                        CHESAPEAKE AGGRESSIVE GROWTH FUND

                 A SERIES OF THE GARDNER LEWIS INVESTMENT TRUST

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2008

The Prospectus, dated March 1, 2008 of the Chesapeake Aggressive Growth Fund (the "Aggressive Growth Fund"), a series portfolio of Gardner Lewis Investment Trust (the "Trust"), is hereby amended to reflect the following new information:

The Board of Trustees of the Trust, unanimously approved, on April 8, 2008, an Agreement and Plan of Reorganization ("Agreement") pursuant to which the Aggressive Growth Fund would transfer all of its assets to the Chesapeake Growth Fund (the "Growth Fund"), also a series of the Trust. The Agreement requires approval by Aggressive Growth Fund shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or about June 25, 2008. If the Agreement is approved by shareholders of the Aggressive Growth Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter.

Upon closing of the transaction, shareholders of the Aggressive Growth Fund will receive Institutional shares of the Growth Fund in exchange for their shares of the Aggressive Growth Fund, and the Aggressive Growth Fund will cease operations.

In connection with the proposed reorganization, as of the close of business on April 18, 2008, the Aggressive Growth Fund is hereby closed to new investors in the Fund.